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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

          California                   0-24230                  94-3021850
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 (State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                    44259 Nobel Drive
                   Fremont, California                             94538
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         (Address of principal executive offices)                (Zip Code)

                                 (510) 490-0719
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                         (Registrant's telephone number,
                              including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

     On May 4, 2005, Comerica Bank delivered to Fiberstars, Inc. a fully executed copy of the Fourth Amendment to Loan and Security Agreement and Amended Restated Inventory Rider (Revolving Advances) ("Fourth Amendment") between Fiberstars, Inc. and Comerica Bank. The Fourth Amendment, which reflects an effective date of April 27, 2005, amends certain borrowing parameters and loan covenants under a credit facility originally established as of December 7, 2001, and as subsequently amended each of January 9, 2003, June 23, 2003 and April 2, 2004.

     The amendments under the Fourth Amendment include: reducing from 70% to 50% the aggregate borrowing limit as a percentage of Fiberstars' accounts receivable; increasing the annual renewal fee from $10,000 to $12,500; extending the credit facility's expiration date from June 1, 2005 to September 1, 2005; adjusting the domestic and consolidated effective net worth covenants from $9.8 million and $13 million, respectively, to $11 million and $14 million, respectively; setting year-to-date loss covenants at (i) no greater than -$1.5 million as of May 31, 2005 (measured on a cumulative and consolidated basis) and
(ii) no greater than -$1.0 million as of June 30, 2005 (measured on a cumulative and consolidated basis); and, setting at $500,000 (on a consolidated basis) the pre-tax profit covenant for the three months ending June 30, 2005. Fiberstars had no amounts borrowed against this credit facility as of the date of this filing.

     A copy of the Fourth Amendment is filed herewith as Exhibit 10.1.


Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

            Exhibit No.   Description
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              10.1        Fourth Amendment to Loan and Security Agreement
                          (Accounts and Inventory) and Amended and Restated
                          Inventory Rider (Revolving Advances) dated April 27,
                          2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 9, 2005

                                                  FIBERSTARS, INC.

                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer